






THEJONESGROUP

2011 Third Quarter Earnings
October 26, 2011

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q3 Performance – Consolidated

($ in millions, except per share)	Q3-2011	Q3-2010
Total Revenue	$1,044	$1,022
Gross Profit	$374	$343
Gross Margin	35.8%	33.5%
SG&A	$304	$260
Operating Income	$70	$83
Net Income	$40	$47
Adjusted EPS	$0.48	$0.54

- Revenue increased 2% from prior year, driven by acquired Kurt Geiger business
- Gross margins have increased 230 bps from the prior year to 35.8%. Improvement related to Kurt Geiger acquisition (170 bps) and core businesses (60 bps)
- SG&A was well controlled; expenses impacted by $6 million in foreign currency translation losses

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $61 million
    - Reflects tight working capital management
- Inventory at quarter end: $555 million, up 8% from prior year (down 5% when excluding the acquired Kurt Geiger business)
    - Driven by cautious inventory planning
- $55 million drawn on credit facility at quarter end, which was repaid on 10/18/11
    - Availability of $503 million
- Quarterly dividend: $0.05 per share
- Q3 2011 capital expenditures: ~ $23 million

Strengthening Portfolio of Brands

- Brand management strategy driving positive momentum for flagship brands at both wholesale and retail:
  - **Jones New York:** Emphasis on destination products – Easy Care program and Jones New York System of Dressing
  - **Anne Klein:** Best performing flagship brand with growth in key categories. Important component of international growth strategy
  - **Nine West:** Establishing leadership of major seasonal trends through destination products – boots, loafers, and Mary Janes. Success in handbags with "One Stop Shopper"

- Experiencing accelerated growth and momentum from emerging brands — pillars of Jones' next-generation lifestyle brand portfolio:
  - **Stuart Weitzman:** Strong demand. Planning U.S. store and international franchise growth
  - **Rachel Rachel Roy:** Number one impulse brand at Macy's delivering double-digit comp store sales. Planned expansion in 2012
  - **Kurt Geiger:** Bringing Kurt Geiger brand to U.S. in 2012 and accelerate expansion of Jones' existing brands in Europe
  - **B Brian Atwood:** Positive retailer reception – expanding door growth in Fall 2012

- Focused on strategically aligning portfolio of brands with target marketplaces, including better and luxury distribution channels and international markets


NINE WEST


STUART
WEITZMAN


KURT GEIGER



Segment Performance

($ in millions)	Q3 - 2011	Q3 - 2010	Q3 YTD - 2011	Q3 YTD - 2010
Revenue -				
Domestic Wholesale Sportswear	$244	$273	$716	$765
Domestic Wholesale Jeanswear	$188	$230	$613	$641
Domestic Wholesale Footwear & Accessories	$264	$251	$673	$642
Domestic Retail	$150	$160	$452	$459
International Wholesale	$100	$84	$255	$196
International Retail	$85	$12	$149	$33
Segment Profit -				
Domestic Wholesale Sportswear	$26	$23	$72	$97
Domestic Wholesale Jeanswear	$11	$24	$52	$78
Domestic Wholesale Footwear & Accessories	$30	$31	$59	$69
Domestic Retail	($14)	($13)	($33)	($33)
International Wholesale	$14	$13	$33	$23
International Retail	$2	$2	$5	$5
Segment Margin -				
Domestic Wholesale Sportswear	10.8%	8.5%	10.1%	12.6%
Domestic Wholesale Jeanswear	5.8%	10.3%	8.5%	12.2%
Domestic Wholesale Footwear & Accessories	11.2%	12.0%	8.8%	10.7%
Domestic Retail	-9.1%	-8.1%	-7.3%	-7.1%
International Wholesale	13.5%	16.0%	12.8%	12.1%
International Retail	2.5%	19.2%	3.0%	14.4%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2011 Guidance

($ in millions)	**Revenue**
Domestic Wholesale Sportswear	$890 - $900
Domestic Wholesale Jeanswear	$775 - $785
Domestic Wholesale Footwear and Accessories	$865 - $875
Domestic Retail	$640 – $655
International Wholesale	$325 - $335
International Retail	$260 - $270
Licensing, Other and Eliminations	$45 – $50
Total Company	$3,800 - $3,870
Interest Expense	~ $52 Million
Equity in Income of Unconsolidated Affiliate	~ $3 Million
Effective Tax Rate	~ 35.0%
Depreciation and Amortization	~$100 Million
% of Net Earnings Applicable to Common Equity	~ 96.5%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 82 Million
Capital Expenditures	~ $90 -$100 Million

Full Year Brand Contribution


2010 Actual
Jones New York 21%
GV 8%
Anne Klein 7%
Easy Spirit 7%
l.e.i. 5%
Bandolino 4%
Stuart Weitzman 4%
Kasper 3%
Energie 2%
Other 16%
Nine West 23%


2011 Projection
Jones New York 19%
Anne Klein 7%
GV 6%
Stuart Weitzman 6%
Easy Spirit 6%
l.e.i. 4%
Bandolino 4%
Kasper 3%
Energie 1%
KG 1%
Other 21%
Nine West 22%

Full Year Distribution Channels

2010 Actual


Upscale Department Stores 5%
Department Stores 42%
Discounters 9%
Mass Markets 11%
Mid-tier Chains 14%
E-Commerce 2%
Company Operated Retail 17%

2011 Projection


Upscale Department Stores 11%
Department Stores 38%
Discounters 6%
Mass Markets 10%
Mid-tier Chains 16%
E-Commerce 2%
Company Operated Retail 17%

Q3 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q3 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 244	$ -		$ 244
Domestic Wholesale Jeanswear	187	1	(a)	188
Domestic Wholesale Footwear & Accessories	264	-		264
Domestic Retail	150	-		150
International Wholesale	100	-		100
International Retail	85	-		85
Licensing, Other and Eliminations	13	-		13
Total Company	$ 1,043	$ 1		$ 1,044
Q3 2011 Gross Profit	$ 372	$ 2		$ 374
Q3 2011 SG&A	$ 312	$ (8)	(a-d)	$ 304
Q3 2011 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 28	$ (2)	(c)	$ 26
Domestic Wholesale Jeanswear	9	2	(a)	11
Domestic Wholesale Footwear & Accessories	28	2	(a)	30
Domestic Retail	(16)	2	(a,d)	(14)
International Wholesale	12	2	(c)	14
International Retail	-	2	(c)	2
Licensing, Other and Eliminations	(1)	2	(b,c)	1
Total Segment Income (Loss)	$ 60	$ 10		$ 70
Interest expense	$ 1	$ 13	(e)	$ 14
Net income allocated to common equity	40	(1)		39
Net income allocated to participating shares	1	-		1
Total allocated net income	$ 41	$ (1)		$ 40

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger, the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 2010 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q3 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 273	$ -		$ 273
Domestic Wholesale Jeanswear	230	-		230
Domestic Wholesale Footwear & Accessories	251	-		251
Domestic Retail	160	-		160
International Wholesale	84	-		84
International Retail	12	-		12
Licensing, Other and Eliminations	12	-		12
Total Company	$ 1,022	$ -		$ 1,022
Q3 2010 Gross Profit	$ 343	$ -		$ 343
Q3 2010 SG&A	$ 283	$ (23)	(a-g)	$ 260
Q3 2010 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 26	$ (3)	(b,c)	$ 23
Domestic Wholesale Jeanswear	21	3	(b)	24
Domestic Wholesale Footwear & Accessories	23	8	(b,c,f)	31
Domestic Retail	(21)	8	(a,b,f)	(13)
International Wholesale	11	2	(c)	13
International Retail	2	-		2
Licensing, Other and Eliminations	(2)	5	(b,d-f)	3
Total Segment (Loss) Income	$ 60	$ 23		$ 83
Interest expense	$ 14	$ (5)	(g)	$ 9
Net income allocated to common equity	28	17		45
Net income allocated to participating shares	1	1		2
Total allocated net income	$ 29	$ 18		$ 47

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(c) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

(e) Includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(f) Include severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 2011 YTD Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 716	$ -		$ 716
Domestic Wholesale Jeanswear	612	1	(a)	613
Domestic Wholesale Footwear & Accessories	673	-		673
Domestic Retail	452	-		452
International Wholesale	255	-		255
International Retail	149	-		149
Licensing, Other and Eliminations	35	-		35
Total Company	$ 2,892	$ 1		$ 2,893
YTD 2011 Gross Profit	$ 1,026	$ 2	(a)	$ 1,028
YTD 2011 SG&A	$ 860	$ (21)	(a-d)	$ 839
YTD 2011 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 81	$ (9)	(a,c)	$ 72
Domestic Wholesale Jeanswear	49	3	(a)	52
Domestic Wholesale Footwear & Accessories	43	16	(a)	59
Domestic Retail	(34)	1	(a,d)	(33)
International Wholesale	31	2	(c)	33
International Retail	3	2	(c)	5
Licensing, Other and Eliminations	(7)	8	(a,b,c)	1
Total Segment Income	$ 166	$ 23		$ 189
Interest expense	$ 59	$ (21)	(e)	$ 38
Net income allocated to common equity	70	28		98
Net income allocated to participating shares	2	1		3
Total allocated net income	$ 72	$ 29		$ 101

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger, the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.

Q3 2010 YTD Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2010 Net Revenues				
Domestic Wholesale Sportswear	$ 765	$ -		$ 765
Domestic Wholesale Jeanswear	641	-		641
Domestic Wholesale Footwear & Accessories	642	-		642
Domestic Retail	459	-		459
International Wholesale	196	-		196
International Retail	33	-		33
Licensing, Other and Eliminations	33	-		33
Total Company	$ 2,769	$ -		$ 2,769
YTD 2010 Gross Profit	$ 986	$ -		$ 986
YTD 2010 SG&A	$ 795	$ (48)	(a-g)	$ 747
YTD 2010 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 91	$ 6	(b,c)	$ 97
Domestic Wholesale Jeanswear	70	8	(b)	78
Domestic Wholesale Footwear & Accessories	57	12	(b,c,f)	69
Domestic Retail	(41)	8	(a,b,f)	(33)
International Wholesale	20	3	(c)	23
International Retail	5	-		5
Licensing, Other and Eliminations	(11)	11	(b,d-f)	-
Total Segment Income	$ 191	$ 48		$ 239
Interest expense	$ 41	$ (6)	(g)	$ 35
Net income allocated to common equity	90	32		122
Net income allocated to participating shares	4	1		5
Total allocated net income	$ 94	$ 33		$ 127

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations announced in April 2009.

(b) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closure of the Texas warehouse.

(c) Includes the amortization of the acquired order backlog from the acquisitions of Robert Rodriguez and Stuart Weitzman and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes investment consulting fees, legal fees, accounting fees and other items related to the completed transactions and other business development activities.

(e) Includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.

(f) Include severance and restricted stock amortization related to executive management changes in our footwear & accessories and retail segments.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.